UNITED STATES
                      SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, DC 20549


                                  FORM 8-K

                               CURRENT REPORT
    Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934


     Date of Report (Date of earliest event reported):  October 27, 2005


                             EMPIRE GLOBAL CORP.
            (Exact name of registrant as specified in its charter)

   DELAWARE                       0 - 50045                     33-0823179
(State or other           (Commission File Number)            (I.R.S. Employer
jurisdiction of                                         Identification Number)
incorporation or
organization)


                 123 COMMERCE VALLEY DRIVE EAST, SUITE 300,
                        THORNHILL, ONTARIO   L3T 7W8
                  (Address of principal executive offices)

                              (905) 882-0221
                      (Registrant's telephone number)


Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))




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ITEM 1.01 - ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT

On October 27, 2005, Empire Global Corp. (formerly Tradestream Global Corp., formerly Vianet Technology Group Limited) (the "Company") entered into a Plan of Merger and Reorganization with 501 Canada Inc. ("501"), an Ontario corporation, pursuant to which the Company, through its wholly-owned subsidiary Empire Global Acquisition Corp., an Ontario corporation ("EGAC"), will merge with 501, with EGAC as the surviving entity. The shareholder of 501 will receive exchangeable shares of EGAC, which are exchangeable for 6,240,000 shares of common stock of the Company.

The description contained in this Item 1.01 of the Plan of Merger and Reorganization is qualified in its entirety by reference to the full text of the Plan of Merger and Reorganization, which is included as Exhibit 2.1 hereto.

A copy of the press release issued by Empire Global Corp. is attached hereto as Exhibit 99.1


ITEM 2.01 - ACQUISITION OR DISPOSITION OF ASSETS

The Company, on October 31, 2005, completed the acquisition of 501 Canada Inc. ("501"), an Ontario corporation, through merger of the Company's wholly-owned subsidiary, Empire Global Acquisition Corp., an Ontario corporation ("EGAC"), with 501, with EGAC as the surviving entity. As a result of the merger, the former shareholder of 501 received exchangeable shares of EGAC, which are exchangeable for 6,240,000 shares of common stock of the Company.

501 Canada Inc. owns and operates two revenue-producing commercial real estate properties in Toronto, Canada. The first property, located at 501 Alliance Avenue, is 3.81 acres in size with 318,703 sq. ft. of office space; and the second property, located at 3025 Kennedy Road, has 27,700 sq. ft. of office space.

There are no material relationships, other than in respect to the transaction, between the shareholder of 501 and the Company and its affiliates, or any of its officers or directors, or any associate of such officers or directors.

The Company will file Audited Financial Statements of 501 Canada Inc. for the years ended December 31, 2004 and 2003 and the Unaudited Financial Statements of 501 Canada Inc. for the nine months ended September 30, 2005 and proforma financial information by amendment. (by November 2, 2005. 10:00 PM EST)


ITEM 9.01 - FINANCIAL STATEMENTS AND EXHIBITS


(a) Financial Statements of Business Acquired

       Audited Financial Statements of 501 Canada Inc.
       for the years ended December 31, 2004 and 2003.
       (to be filed by amendment, by November 2, 2005. 10:00 PM EST)

       Unaudited Financial Statements of 501 Canada Inc.
       for the nine months ended September 30, 2005
       (to be filed by amendment, by November 2, 2005. 10:00 PM EST)

(b) Proforma Financial Information

       Proforma Financial Information
       (to be filed by amendment, by November 2, 2005. 10:00 PM EST)

(c) Exhibits

       Exhibit 2.1      Plan of Merger and Reorganization.
                        Dated October 27, 2005.

       Exhibit 99.1     Press Release.  Dated October 31, 2005.






                                SIGNATURES

Pursuant to the Requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



DATED:  November 2, 2005             EMPIRE GLOBAL CORP.


                                     Per: /s/ Kalson G.H. Jang
                                          ------------------------------
                                          KALSON G.H. JANG
                                          Chairman



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                               EXHIBIT INDEX


Exhibit Number   Description
--------------   -----------

2.1              Plan of Merger and Reorganization.  Dated October 27, 2005

99.1             Press Release.  Dated October 31, 2005.


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